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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 27, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

         DELAWARE                       1-09335                   36-2545354
(State or other jurisdiction          (Commission              (I.R.S. employer
      of incorporation)               file number)           identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                        60018
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 27, 2004, Schawk, Inc. (the "Company") announced its earnings results for the quarter ended March 31, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SCHAWK, INC.


Date:  April 27, 2004                              By: /s/ A. Alex Sarkisian
                                                      --------------------------
                                                      A. Alex Sarkisian
                                                      Executive Vice President,
                                                      Chief Operating Officer
                                                      and Corporate Secretary


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                                INDEX TO EXHIBITS

   Exhibit
   -------
     99.1       Press Release dated April 27, 2004